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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K-A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 1, 2002

                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)

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
          DELAWARE                        0-20570                      59-2712887
(State or other jurisdiction     (Commission File Number)             (IRS Employer
      of incorporation)                                           Identification No.)

             152 WEST 57TH STREET, NEW YORK, NY                           10019
          (Address of principal executive offices)                     (Zip Code)

              Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

    The following financial information for the Company for the year ended
December 31, 2001 and for certain of its subsidiaries, USANi LLC and Home
Shopping Network, Inc., is set forth in the exhibits to this Form 8-K and such exhibits are incorporated by reference herein. The Management's Discussion and Analysis covering the applicable periods for USA Networks, Inc. is also attached as an exhibit hereto and is incorporated herein by reference.

(1) Consolidated Financial Statements of USA Networks, Inc.

    - Report of Independent Auditors--Ernst & Young LLP

    - Consolidated Statement of Operations for the Years Ended December 31,
      2001, 2000 and 1999

    - Consolidated Balance Sheets as of December 31, 2001 and 2000

    - Consolidated Statement of Stockholders' Equity for the Years Ended
      December 31, 2001, 2000 and 1999

    - Consolidated Statements of Cash Flows for Years Ended December 31, 2001,
      2000 and 1999

    - Notes to Consolidated Financial Statements

(2) Home Shopping Network, Inc. and Subsidiaries Financial Statements

    - Report of Independent Auditors--Ernst & Young LLP

    - Consolidated Statements of Operations for the Years Ended December 31,
      2001, 2000 and 1999

    - Consolidated Balance Sheets as of December 31, 2001 and 2000

    - Consolidated Statements of Stockholders' Equity for the Years Ended
      December 31, 2001, 2000 and 1999

    - Consolidated Statements of Cash Flows for the Years Ended December 31,
      2001, 2000 and 1999

    - Notes to Consolidated Financial Statements

(3) USANi LLC and Subsidiaries Financial Statements

    - Report of Independent Auditors--Ernst & Young LLP

    - Consolidated Statements of Operations for the Years Ended December 31,
      2001, 2000 and 1999

    - Consolidated Balance Sheets as of December 31, 2001 and 2000

    - Consolidated Statements of Members' Equity for the Years Ended December
      31, 2001, 2000 and 1999

    - Consolidated Statements of Cash Flows for the Years Ended December 31,
      2001, 2000 and 1999

    - Notes to Consolidated Financial Statements

(4) USA Networks, Inc. Management's Discussion and Analysis

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits.

    99.1  Consolidated Financial Statements of USA Networks, Inc. and
        Subsidiaries

    99.2  Management's Discussion and Analysis of Financial Condition and
        Results of Operations of USA Networks, Inc. and Subsidiaries

    99.3  Consolidated Financial Statements of Home Shopping Network, Inc. and
        Subsidiaries

    99.4  Consolidated Financial Statements of USANi LLC and Subsidiaries

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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
                                           USA NETWORKS, INC.

                                           By:    /s/ DARA KHOSROWSHAHI
                                                  ----------------------------------------
                                           Name:  Dara Khosrowshahi
                                           Title: EXECUTIVE VICE PRESIDENT AND CHIEF
                                                  FINANCIAL OFFICER

Date: March 15, 2002
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                                 EXHIBIT INDEX

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
     EXHIBIT NO.                                DESCRIPTION
---------------------                           -----------
  99.1                  Consolidated Financial Statements of USA Networks, Inc. and
                        Subsidiaries

  99.2                  Management's Discussion and Analysis of Financial Condition
                        and Results of Operations of USA Networks, Inc. and
                        Subsidiaries

  99.3                  Consolidated Financial Statements of Home Shopping Network,
                        Inc. and Subsidiaries

  99.4                  Consolidated Financial Statements of USANi LLC and
                        Subsidiaries

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